Exhibit 10.3

AMENDMENT TO

CONTRIBUTION AGREEMENT

(RKB FUND)

THIS AMENDMENT TO CONTRIBUTION AGREEMENT is entered into as of December 20, 2005 between RKB Washington Property Fund I L.P., a Delaware limited partnership (“RKB”), and Republic Property Limited Partnership, a Delaware limited partnership (the “Operating Partnership”).

WHEREAS, the Operating Partnership and RKB previously entered into that certain Contribution Agreement dated as of September 23, 2005 (the “Contribution Agreement”); and

WHEREAS, the Operating Partnership and RKB desire to amend certain terms of the Contribution Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Exhibit A to the Contribution Agreement shall be amended and restated in its entirety as follows:

EXHIBIT A

Interests

One Hundred Percent (100%) of the outstanding interests in each of :

RKB Corporate Oaks, LLC

RKB CP IV LLC

RKB Pender LLC

RKB Lakeside LLC

RKB Willowwood LLC

RKB Dulles Tech LLC

RPT Presidents Park LLC

RKB Lakeside Manager LLC

RKB Willowwood Manager LLC

RKB Dulles Tech Manager LLC

RPT Presidents Park Manager LLC

IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Amended Agreement, or caused the Amended Agreement to be duly executed and delivered on its behalf, as of the date first set forth above.

RKB Washington Property Fund I L.P.

By: RKB Washington Property Fund I (General Partner) LLC, its General Partner

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Manager

Republic Property Limited Partnership

By: Republic Property Trust, its General Partner

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Chief Executive Officer

[Signature Page to Amendment to RKB Fund Contribution Agreement]